SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

    Date of Report (Date of Earliest Event Reported):  January 4, 2000


                          FULL TILT SPORTS, INC.
                          ----------------------
          (Exact name of registrant as specified in its charter)


Colorado                        0-24829                           84-1416864
--------                        -------                           ----------
(State of other juris-       (Commission                    (I.R.S. Employer
 diction of incorpora-        File Number)                Identification No.)
 tion)

                  5525 Erindale Dr. Suite 200
                  Colorado Springs, Colorado            80918
                  --------------------------            -----
          (Address of Principal Executive Offices)    (Zip Code)


  Registrant's telephone number including area code:      (719) 535-0260
                                                          --------------

    (Former name or former address, if changed since last report):   NA


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Item 1.        CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

Item 3.        BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

Item 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 4, 2000, Full Tilt Sports, Inc. (the "Company"), as approved by the Board of Directors, engaged Stark Tinter & Associates LLC as its principal accountant and independent auditors for the year ending December 31, 1999, and simultaneously accepted the resignation of Kish
Leake & Associates, P.C. as its principal accountant and auditors.   Kish
Leak & Associates, P.C. stated as its reason for its resignation that it would no longer engage in providing audit services to public companies.

     The reports of Kish Leake & Associates, P.C. for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 1998, and the period from inception (June 30, 1997) to December 31, 1997, there were no disagreements with Kish Leak & Associates, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Kish Leake & Associates, P.C., would have caused Kish Leake & Associates, P.C. to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested Kish Leake & Associates, P.C. to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated January 06, 2000, is filed as Exhibit 1 to this Form 8-K.

     During the two most recent fiscal years and any subsequent interim period, the Company has not consulted Stark Tinter & Associates LLC, regarding any matter requiring disclosure in this Form 8-K.

Item 5.        OTHER EVENTS

     Not applicable.


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Item 6.        RESIGNATION OF DIRECTORS

     Not applicable.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

     a.    Not applicable.

     b.    Not Applicable.

     c.    Exhibits.

           1. Letter, dated January 06, 2000, from former certifying accountant, Kish Leake & Associates, P.C.

Item 8.        CHANGE IN FISCAL YEAR

     Not applicable.

                               SIGNATURE
                               ---------

     Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FULL TILT SPORTS, INC.


Date: January 07, 2000        By:  /s/ Roger K. Burnett
                                 ---------------------------
                                 Roger K. Burnett, President

                             EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

  1 Letter from Kish Leake & Associates, P.C., dated January 06, 2000